UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 10, 2013

Monarch Casino & Resort, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(775) 335-4600

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of the stockholders of Monarch Casino & Resort, Inc. (the “Company”) was held on May 10, 2013.  Items of business set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2013 that were voted on and approved are as follows:

(1)  Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Vote
Bob Farahi	11,730,547	2,656,204	0
Yvette E. Landau	12,094,685	2,292,066	0

(2)  Approval to extend the termination date of the Company’s 1993 Employee Stock Option Plan:

Votes
For	Against	Abstain	Broker Non-Vote
9,825,453	2,606,813	1,954,485	0

(3) Approval to extend the termination date of the Company’s 1993 Executive Long-Term Incentive Plan:

Votes
For	Against	Abstain	Broker Non-Vote
9,779,990	2,651,876	1,954,885	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino and Resort, Inc.

Date: May 14, 2013	/s/ Ronald Rowan
Ronald Rowan Chief Financial Officer and Treasurer